UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 05, 2023

Liquidity Services, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-51813	52-2209244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6931 Arlington Road Suite 460
Bethesda, Maryland		20814
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 202 4676868

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LQDT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director

On December 5, 2023, Phillip A. Clough, a member of the Board of Directors (the “Board”) of Liquidity Services, Inc. (the “Company”), the chair of the Corporate Governance and Nominating Committee of the Board (the “Governance Committee”), and a member of the Company’s Compensation Committee, notified the Company of his intention to resign from the Board effective February 2, 2024. Mr. Clough has served as a director of the Company for almost twenty years and his resignation comes as part of the Company’s long-term succession planning process. The Company thanks Mr. Clough for his many years of service and his past leadership as Chair of the Governance Committee.

Mr. Clough's departure from the Board was not as a result of any disagreement with the Company on any matter relating to its operations, policies or practices.

Immediately following the departure of Mr. Clough on February 2, 2024, the Board has agreed the following changes will take effect:

(1) the size of the Board will be reduced from 8 to 7 directors.

(2) Ms. Katharin S. Dyer, a director of the Company since January 2020 and a current member of the Governance Committee, will be appointed as Chair of the Governance Committee.

(3) Mr. Amath Fall, a director of the Company since February 2023 and a current member of the Audit Committee of the Board (the "Audit Committee"), will be appointed as Chair of the Audit Committee.

(4) Mr. Ellis, a director of the Company since May 2010 and the current Chair of the Audit Committee, will continue to serve as a member of the Audit Committee.

(5) Mr. Ellis will be appointed as a member of the Governance Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC.
(Registrant)

Date: December 8, 2023	By:	/s/ Mark A. Shaffer
	Name:	Mark A. Shaffer
	Title:	Chief Legal Officer and Corporate Secretary